UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007

ATS Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-18602	41-1595629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3905 Annapolis Lane North, Minneapolis, Minnesota		55447
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-553-7736

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

EXPLANATORY NOTE

This Current Report on Form 8-K/A ("Amendment No. 2") amends the Current Report on Form 8-K/A that was filed by ATS Medical, Inc. ("ATS Medical") on September 14, 2007 ("Amendment No. 1") which included financial statements and pro forma financial information concerning ATS Medical’s acquisition of the assets of the surgical cryoablation business of CryoCath Technologies Inc. ("CryoCath"), based in Montreal, Canada.

The financial statements of the surgical cryoablation business of CryoCath included in this Amendment No. 2 were prepared on a pre-acquisition basis to aid in the understanding of the business and financial condition of CryoCath’s surgical cryoablation division. The acquisition was completed on June 28, 2007.

This Amendment No. 2 is being filed in response to a comment received from the staff of the SEC which requested that the Auditors' Report related to the Statements of Assets Acquired and Liabilities Assumed and the Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath be amended to state that the audit was performed in accordance with United States Generally Accepted Auditing Standards ("GAAS"). The Auditor's Report filed with Amendment No.1 referenced that the audit was performed in acordance with Canadian GAAS. The Auditor's Report has been revised and redated to reflect this change. No changes to the underlying Statements of Assets Acquired and Liabilities Assumed and the Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath were made.

(a) Financial Statements of Business Acquired.

(1) Statements of Assets Acquired and Liabilities Assumed of the surgical cryoablation business of CryoCath Technologies Inc. as of March 31, 2007 (unaudited) and September 30, 2006, Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath Technologies Inc. for the six month period ended March 31, 2007 (unaudited) and the fiscal year ended September 30, 2006, the related Notes to Financial Statements and the Auditors' Report related to the Statements of Assets Acquired and Liabilities Assumed and the Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath Technologies Inc. (incorporated by reference to Exhibit 99.1 to this Current Report on Form 8-K/A Amendment No. 2).

(b) Pro Forma Financial Information.

(1) Unaudited Pro Forma Combined Condensed Statements of Operations of ATS Medical, Inc. and the surgical cryoablation business of CryoCath Technologies Inc. for the six months ended June 30, 2007, and of ATS Medical, Inc., 3F Therapeutics, Inc. and the surgical cryoablation business of CryoCath Technologies Inc. for the fiscal year ended December 31, 2006, and Notes to Unaudited Pro Forma Combined Condensed Statements of Operations (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K/A Amenmdent No. 1 filed September 14, 2007).

(d) Exhibits.

23.1 Auditors' Consent, filed herewith.

99.1 Statements of Assets Acquired and Liabilities Assumed of the surgical cryoablation business of CryoCath Technologies Inc. as of March 31, 2007 (unaudited) and September 30, 2006, Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath Technologies Inc. for the six-month period ended March 31, 2007 (unaudited) and the fiscal year ended September 30, 2006, the related Notes to Financial Statements and the Amended Auditors' Report related to the Statements of Assets Acquired and Liabilities Assumed and the Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath Technologies Inc., filed herewith.

99.2 Unaudited Pro Forma Combined Condensed Statements of Operations of ATS Medical, Inc. and the surgical cryoablation business of CryoCath Technologies Inc. for the six months ended June 30, 2007, and of ATS Medical, Inc., 3F Therapeutics, Inc. and the surgical cryoablation business of CryoCath Technologies Inc. for the fiscal year ended December 31, 2006, and Notes to Unaudited Pro Forma Combined Condensed Statements of Operations (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K/A Amendment No. 1 filed September 14, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS Medical, Inc.

December 4, 2009	By:	Michael R. Kramer

Name: Michael R. Kramer
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

23.1	Auditors' Consent
99.1	Statements of Assets Acquired and Liabilities Assumed of the surgical cryoablation business of CryoCath Technologies Inc. as of March 31, 2007 (unaudited) and September 30, 2006, Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath Technologies Inc. for the six-month period ended March 31, 2007 (unaudited) and the fiscal year ended September 30, 2006, the related Notes to Financial Statements and the Amended Auditors' Report related to the Statements of Assets Acquired and Liabilities Assumed and the Statements of Sales and Direct Operating Expenses of the surgical cryoablation business of CryoCath Technologies Inc.